GOLDMAN SACHS TRUST

Goldman Sachs Select Satellite Funds

Class A, Class C, Institutional, Class IR and Class R Shares of the

Goldman Sachs Commodity Strategy Fund

Supplement dated January 13, 2010 to the
Prospectus dated April 30, 2009 (the “Prospectus”)

Effective January 13, 2010, the following replaces the “Commodity Strategy Team” section in its entirety in the “Service Providers—Fund Managers” section of each of the Prospectuses for the Commodity Strategy Fund:

Commodity Strategy Team

The Commodity Strategy portfolio management team includes individuals with backgrounds in commodities and fixed income investment management. With respect to the actively managed fixed income portion of the portfolio:

•	The investment process revolves around four groups: the Investment Strategy Group, the Top-down Strategy Teams, the Bottom-up Strategy Teams and the Portfolio Teams.

•	These teams strive to maximize risk-adjusted returns by de-emphasizing interest rate anticipation and focusing on security selection and sector allocation.

•	As of September 30, 2009, the team managed approximately $252.7 billion in municipal and taxable fixed income assets for retail, institutional and high net worth clients.

Years
		Primarily	Five Year
Name and Title	Fund Responsibility	Responsible	Employment History

Samuel Finkelstein Managing Director, Global Head of Macro Strategies	Portfolio Manager— Commodity Strategy	Since 2010	Mr. Finkelstein is the Global Head of Macro Strategies, and a member of the Fixed Income Strategy Group and Cross-Sector Strategy team. Prior to joining the emerging markets debt team in 2000, he worked in the fixed income risk and strategy group where he constructed portfolios and monitored risk exposure. Mr. Finkelstein joined the Investment Adviser in 1997.

Years
		Primarily	Five Year
Name and Title	Fund Responsibility	Responsible	Employment History

Stephen Lucas Managing Director	Portfolio Manager— Commodity Strategy	Since 2007	Mr. Lucas is the Head of the Commodities team for Global Fixed Income and the Head of the Duration Strategy team. Mr. Lucas joined the Investment Adviser in 2001 after working for Goldman Sachs’s Firmwide Risk group.

Michael Johnson Vice President	Portfolio Manager— Commodity Strategy	Since 2007	Mr. Johnson is a member of the Commodities team. Before joining the Investment Adviser in 2002, he was employed by Conning & Company as an Associate in the Equity Research Group.

Jonathan Beinner and Andrew Wilson co-head GSAM Global Fixed Income and Liquidity Management. Jonathan Beinner serves as the Chief Investment Officer. They are responsible for high-level decisions pertaining to portfolios across multiple strategies. The Fixed Income Portfolio Management Team is organized into a series of specialist teams which focus on generating and implementing investment ideas within their area of expertise. Both top-down and bottom-up decisions are made by these small strategy teams, rather than by one portfolio manager or committee. Ultimate accountability for the portfolio resides with the lead portfolio managers, who set the long-term risk budget and oversee the portfolio construction process.

This Supplement should be retained with your Prospectus for future reference.

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